Victory Portfolios III

Victory Money Market Fund

(formerly, USAA® Money Market Fund)

Supplement dated October 5, 2023

to the Summary Prospectus dated September 1, 2023 ("Prospectus")

The U.S. Securities and Exchange Commission ("SEC") adopted changes to the rules that govern money market funds in July 2023. Effective October 2, 2023, the Fund may no longer impose a redemption gate and the imposition of liquidity fees are no longer tied to the Fund's weekly liquid assets. As a result of these changes, the following disclosure has been revised as stated below:

1.The following replaces the risks titled "Stable Net Asset Value Risk" and "Liquidity Fees and Gates" under the "Principal Risks" section found on page 2 of the Prospectus.

Stable Net Asset Value Risk – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Discretionary Liquidity Fees Risk – The Fund may impose liquidity fees on redemptions subject to the Board's determination that such liquidity fees are in the best interests of the Fund. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund.

2.The following replaces the last sentence under the "Purchase and Sale of Fund Shares" section found on page 4 of the Prospectus.

The Fund may a impose discretionary liquidity fees if the Fund's Board determines that such liquidity fees are in the best interests of the Fund.

If you wish to obtain more information, please call the Victory Funds at (800) 235-8396 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.